UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: May 31, 2009

Item 1. Schedule of Investments:

Putnam Global Health Care Fund

The fund's portfolio
5/31/09 (Unaudited)

COMMON STOCKS (93.1%)(a)
	Shares	Value

Biotechnology (16.7%)
Amgen, Inc. (NON)	1,393,700	$69,601,378
Amylin Pharmaceuticals, Inc. (NON) (S)	272,300	3,082,436
Arqule, Inc. (NON)	492,400	2,447,228
Auxilium Pharmaceuticals, Inc. (NON) (S)	278,700	6,529,941
Basilea Pharmaceutical AG (Switzerland) (NON)	9,000	723,214
Basilea Pharmaceutical AG 144A (Switzerland)	45,000	3,616,069
BioMarin Pharmaceuticals, Inc. (NON)	318,000	4,445,640
Celgene Corp. (NON)	73,545	3,106,541
Dendreon Corp. (NON) (S)	722,070	16,369,327
Genzyme Corp. (NON)	1,044,624	61,779,063
Idenix Pharmaceuticals, Inc. (NON)	611,035	2,077,519
Life Technologies Corp. (NON)	298,800	11,587,464
Vanda Pharmaceuticals, Inc. (NON) (S)	189,700	2,733,577
		188,099,397

Health-care services (16.3%)
AMERIGROUP Corp. (NON)	283,200	8,173,152
AmerisourceBergen Corp.	607,700	22,545,670
Cardinal Health, Inc.	482,560	17,251,520
Centene Corp. (NON)	362,751	6,594,813
CIGNA Corp.	491,700	10,900,989
Coventry Health Care, Inc. (NON)	418,500	7,553,925
LifePoint Hospitals, Inc. (NON)	534,800	14,573,300
McKesson Corp.	532,800	21,924,720
Omnicare, Inc.	481,200	13,006,836
Quest Diagnostics, Inc.	323,500	16,893,170
Suzuken Co., Ltd. (Japan)	204,900	5,305,285
UnitedHealth Group, Inc.	264,800	7,043,680
Universal Health Services, Inc. Class B	147,500	8,102,175
WellPoint, Inc. (NON)	515,200	23,992,864
		183,862,099

Medical technology (25.4%)
Baxter International, Inc.	627,400	32,116,606
Becton, Dickinson and Co.	422,000	28,560,960
Boston Scientific Corp. (NON)	4,016,100	37,751,340
Covidien, Ltd. (Ireland) (S)	605,600	21,632,032
Edwards Lifesciences Corp. (NON)	92,035	5,875,514
Hologic, Inc. (NON)	369,100	4,676,497
Hospira, Inc. (NON)	1,222,600	42,179,700
Medtronic, Inc.	1,666,500	57,244,275
Patterson Cos., Inc. (NON) (S)	404,000	8,318,360
Sirona Dental Systems, Inc. (NON)	175,900	3,459,953
St. Jude Medical, Inc. (NON)	671,600	26,205,832
Stryker Corp.	70,200	2,698,488
Synthes, Inc.	195	20,049
West Pharmaceutical Services, Inc.	189,600	6,127,872
Zimmer Holdings, Inc. (NON)	220,500	9,823,275
		286,690,753

Pharmaceuticals (33.5%)
Abbott Laboratories	1,148,000	51,728,880
Astellas Pharma, Inc. (Japan)	322,500	10,981,557
Cephalon, Inc. (NON) (S)	311,300	18,151,903
GlaxoSmithKline PLC (United Kingdom)	705,948	11,879,363
Jazz Pharmaceuticals, Inc. (NON)	326,700	326,700
Johnson & Johnson	806,400	44,481,024
Merck & Co., Inc. (S)	173,400	4,782,372
Novartis AG (Switzerland)	877,502	35,086,908
Ono Pharmaceutical Co., Ltd. (Japan)	121,500	5,459,174
Pfizer, Inc.	3,736,200	56,752,878
Roche Holding AG (Switzerland)	378,567	51,664,651
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	835,265	38,722,885
Wyeth	1,059,900	47,547,114
		377,565,409

Retail (1.2%)
CVS Caremark Corp.	438,100	13,055,380
		13,055,380

Total common stocks (cost $964,791,614)		$1,049,273,038

SHORT-TERM INVESTMENTS (13.6%)(a)
	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 0.08% to 1.41% and
due dates ranging from June 1, 2009 to June 22, 2010
(d)	77,045,887	$76,999,810
SSgA Prime Money Market Fund (i)	2,780,000	2,780,000
U.S. Treasury Bills for an effective yield of zero %,
December 17, 2009 (i)	1,445,000	1,442,399
Putnam Money Market Liquidity Fund (e)	71,483,116	71,483,116

Total short-term investments (cost $152,705,325)	$152,705,325

TOTAL INVESTMENTS

Total investments (cost $1,117,496,939)(b)	$1,201,978,363

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/09 (aggregate face value $111,828,313) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$12,786,354	$11,788,442	6/17/09	$997,912
British Pound	28,885,863	26,797,536	6/17/09	2,088,327
Danish Krone	15,824,266	14,895,975	6/17/09	928,291
Euro	33,906,404	32,116,085	6/17/09	1,790,319
Japanese Yen	16,100,070	15,487,547	6/17/09	612,523
Swiss Franc	11,329,824	10,742,728	6/17/09	587,096

Total				$7,004,468

NOTES

(a) Percentages indicated are based on net assets of $1,126,690,142.

(b) The aggregate identified cost on a tax basis is $1,132,825,624, resulting in gross unrealized appreciation and depreciation of $197,021,773 and $127,869,034, respectively, or net unrealized appreciation of $69,152,739.

(NON) Non-income-producing security.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At May 31, 2009, the value of securities loaned amounted to $76,721,015. The fund received cash collateral of $76,999,810 which is pooled with collateral of other Putnam funds into 34 issues of short-term investments.

(e) The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund totaled $268,827 for the period ended May 31, 2009. During the period ended May 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $31,300,822 and $153,805,115, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In April 2009, the fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $38,180 for the period ended May 31, 2009. During the period ended May 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $142,739,203 and $71,256,087, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(i) Securities purchased with cash or received, that were pledged to the fund for collateral on certain forward currency contracts.

(S) Securities on loan, in part or in entirety, at May 31, 2009.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

At May 31, 2009, fair value pricing was used for certain foreign securities in the portfolio.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty.

Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$998,799,884	$--

Level 2	203,178,479	7,004,468

Level 3	--	--

Total	$1,201,978,363	$7,004,468

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) - an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position.

Market Values of Derivative Instruments as of May 31, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under Statement 133	Market value	Market value

Foreign exchange contracts	7,004,468	--

Total	$7,004,468	$--

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Health Care Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: July 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: July 29, 2009

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: July 29, 2009